                                  EXHIBIT 99.1

                             JOINT FILING AGREEMENT

                                 APRIL 29, 2008

      Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

      IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.


                                   FP TECH HOLDINGS, LLC

                                   By:      /s/ Audrey Spangenberg
                                            ------------------------------------
                                   Name:    Audrey Spangenberg
                                   Title:   Manager

                                   ACCLAIM FINANCIAL GROUP, LLC

                                   By:      /s/ Audrey Spangenberg
                                            ------------------------------------
                                   Name:    Audrey Spangenberg
                                   Title:   Managing Member

                                   AUDREY SPANGENBERG

                                   /s/ Audrey Spangenberg
                                   ---------------------------------------------
                                   Name:    Audrey Spangenberg

                                   ERICH SPANGENBERG

                                   /s/ Erich Spangenberg
                                   ---------------------------------------------
                                   Name:    Erich Spangenberg

                                   CHRISTIAN SPANGENBERG

                                   /s/ Audrey Spangenberg
                                   ---------------------------------------------
                                   By: Audrey Spangenberg, as parent on behalf
                                       of Christian Spangenberg

                                   NMPP, INC.

                                   By:      /s/ Erich Spangenberg
                                            ------------------------------------
                                   Title:   President

                                   TECHDEV HOLDINGS, LLC
                                   (F/K/A PLUTUS IP, LLC)

                                   By:      /s/ Erich Spangenberg
                                            ------------------------------------
                                   Name:    Erich Spangenberg
                                   Title:   Manager

                                   CWC HOLDINGS, LLC

                                   By:      /s/ Erich Spangenberg
                                            ------------------------------------
                                   Name:    Erich Spangenberg
                                   Title:   Manager

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.
*If the form is filed by more than one reporting person, see Instruction
4(b)(v).